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                          AMENDMENT TO SECOND AMENDED
                   AND RESTATED OPERATING SERVICES AGREEMENT

         AMENDMENT TO SECOND AMENDED AND RESTATED OPERATING SERVICES AGREEMENT dated as of July 1, 1997 (this "Amendment"), by and among Revlon Holdings Inc., a Delaware corporation ("Holdings"), Revlon, Inc., a Delaware corporation ("Public Co."), and Revlon Consumer Products Corporation, a Delaware corporation and a wholly owned subsidiary of Public Co. ("Operating Co.").

                             W I T N E S S E T H :

         WHEREAS, Holdings, Public Co. and Operating Co. are parties to that certain Amended and Restated Operating Services Agreement dated as of June 24, 1992, as amended as of January 1, 1993, amended and restated as of September 1, 1993, amended as of January 1, 1994 and amended and restated as of January 1, 1996 (as amended, the "Operating Services Agreement"); and

         WHEREAS, the parties hereto desire to amend the Operating Services Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                               A G R E E M E N T:

         1. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Operating Services Agreement.

         2. The defined term "Retained Brands" shall be amended to exclude the Bill Blass brand from the brands included in such definition.

         3. Except as expressly amended hereby, the terms of the Operating Services Agreement shall be unchanged and shall remain in full force and effect.

         4. This Amendment shall be governed by the law of the State of New York applicable to agreements executed and to be wholly performed in New York among residents of New York.

         5. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                            REVLON HOLDINGS INC.

                                            By: /s/ Glenn P. Dickes
                                               -------------------------------
                                                Glenn P. Dickes
                                                Vice President


                                            REVLON, INC.


                                            By: /s/ Robert K. Kretzman
                                               -------------------------------
                                                Robert K. Kretzman
                                                Vice President


                                            REVLON CONSUMER PRODUCTS
                                              CORPORATION

                                            By: /s/ Robert K. Kretzman
                                               -------------------------------
                                                Robert K. Kretzman
                                                Vice President